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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                         CREDIT SUISSE TECHNOLOGY FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective on or about February 28, 2002, the fund's Common, A, B, C and D Classes will be closed to new investments, except for reinvestments of dividends. Shareholders in each class of shares as of the close of business on February 28, 2002 may continue to hold their shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their shares through any available method.

Dated: February 13, 2002                                           CSWPF-16-0202